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                                                                      Exhibit 24



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No.33-36233), pertaining to the 1984 Stock Option Plan of Craig Corporation and in the related Prospectus, of our report dated January 11, 1996, with respect to the consolidated financial statements of Craig Corporation included in the Annual Report (Form 10-K) for the year end September 30, 1995.


                                                     ERNST & YOUNG LLP



Los Angeles, California
January 11, 1996